SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
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  [ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
       (e)(2))
  [X]  Definitive  Proxy  Statement
  [ ]  Definitive  Additional Materials
  [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                           Meridian Diagnostics, Inc.
       -------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

       -------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     previously.  Identify the previous filing by registration statement number,
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




                           MERIDIAN DIAGNOSTICS, INC.
                             3471 River Hills Drive
                             Cincinnati, Ohio 45244


                            Notice of Annual Meeting
                               and Proxy Statement


Dear Shareholder:

Our annual shareholders' meeting will be held at 3:00 p.m. on January 20, 2000 at The Phoenix, 812 Race Street, Cincinnati, Ohio. We hope you will attend. At the meeting, you will hear a report on our operations and have a chance to meet your directors and executives.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our director candidates.

We want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope.

Sincerely yours,


/s/ William J. Motto

William J. Motto
Chairman of the Board

December 16, 1999

                            NOTICE OF ANNUAL MEETING
                                       OF
                   SHAREHOLDERS OF MERIDIAN DIAGNOSTICS, INC.




Time:

          3:00 p.m., Eastern Time

Date:

          January 20, 2000

Place:

          The Phoenix
          812 Race Street
          Cincinnati, Ohio

Purpose:

     -    Elect directors

     - Ratify appointment of Arthur Andersen LLP as the Company's independent public accountants for fiscal year 2000 .

     -    Conduct other business if properly raised


     Only shareholders of record on December 3, 1999 may vote at the meeting. The approximate mailing date of this Proxy Statement and accompanying Proxy Card is December 17, 1999.


Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed envelope.



/s/ Gerard Blain

Gerard Blain
Secretary

December 16, 1999

                               TABLE OF CONTENTS

                                                                            Page


GENERAL INFORMATION...........................................................1
ELECTION OF DIRECTORS.........................................................1
RATIFICATION OF APPOINTMENT OF ACCOUNTANTS....................................3
DIRECTOR COMPENSATION.........................................................3
BOARD COMMITTEES..............................................................3
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.......................3
PRINCIPAL SHAREHOLDER.........................................................4
DIRECTORS AND EXECUTIVE OFFICERS..............................................5
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........................6
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................6
SUMMARY COMPENSATION TABLE....................................................6
OPTION GRANTS IN LAST FISCAL YEAR.............................................7
FISCAL 1999 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES................7
PERFORMANCE GRAPH.............................................................8
SHAREHOLDER PROPOSALS FOR NEXT YEAR...........................................9
QUESTIONS?....................................................................9

                              GENERAL INFORMATION

Who may vote

Shareholders of Meridian, as recorded in our stock register on December 3, 1999, may vote at the meeting. As of that date, Meridian had 14,585,081 shares of Common Stock outstanding.

How to vote

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

Meridian's Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates.
You may also vote for or against the other proposals or abstain from voting.

If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director candidates and in favor of the ratification of Arthur Andersen LLP as the Company's independent public accountants for fiscal year 2000.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. And if you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

Revoking a proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by notifying Meridian's Secretary in writing at the address under "Questions?" on page 9.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

The five director candidates receiving the most votes will be elected to fill the seats on the Board. Approval of the other proposal requires the favorable vote of a majority of the votes cast. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy card but does not have authority to vote on a particular proposal.

Other Matters

Any other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of shares voting.

Voting by Proxy

All proxies properly signed will, unless a different choice is indicated, be voted "FOR" the election of all nominees for Directors proposed by the Board of Directors and "FOR" ratification of the selection of independent public accountants.

If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

                              ELECTION OF DIRECTORS
                           (Item 1 on the Proxy Card)

The Board has nominated the director candidates named below.

The Board of Directors oversees the management of the Company on your behalf. The Board reviews Meridian's long-term strategic plans and exercises direct decision-making authority in key areas, such as choosing the Chief Executive Officer, setting the scope of his authority to manage the company's business day to day, and evaluating management's performance.

The Board is nominating for reelection all of the following  current  directors:
James A. Buzard, John A. Kraeutler, Gary P. Kreider, William J. Motto and Robert
J. Ready.

Proxies solicited by the Board will be voted for the election of these nominees. All directors elected at the Annual Meeting will be elected to hold office until the next annual meeting. In voting to elect directors, shareholders are entitled to cumulate their votes and to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or to distribute their votes on the same principle among as many candidates as the shareholder sees fit. In order to invoke cumulative voting, notice of cumulative voting must be given in writing by a shareholder to the President, a Vice President or the Secretary of Meridian not less than 48 hours prior to the Annual Meeting. The proxies solicited include discretionary authority to cumulate their votes.

Three of our five nominees are not Meridian employees. Only non-employee directors serve on Meridian's Audit and Compensation committees. All Meridian directors are elected for one-year terms. Personal information on each of our nominees is given below.

Board meetings last year:  5
Actions in writing last year:  0

If a director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

Nominees receiving the highest number of votes cast for the positions to be filled will be elected.

The Board recommends you vote FOR each of the following candidates:

James A. Buzard, Ph.D.  James  A.  Buzard,  Ph.D.  serves  as  Chairman  of  the
Age 72                  Compensation Committee.  From  March 1981 until December
Director since 1990     1989,  he  was  Executive  Vice President of Merrell Dow
                        Pharmaceuticals  Inc.  From  December  1989  until   his
                        retirement  in  February  1990, he was Vice President of
                        Marion  Merrell  Dow,  Inc.  He  has  been  a   business
                        consultant since February 1990.
--------------------------------------------------------------------------------
John A. Kraeutler       John A. Kraeutler  has more  than 20 years of experience
Age 51                  in  the  medical  diagnostics industry  and  joined  the
Director since 1997     Company  as Executive Vice President and Chief Operating
                        Officer in January  1992.  In  July 1992,  Mr. Kraeutler
                        was  named  President  of  the  Company.  Before joining
                        Meridian,  Mr. Kraeutler  served  as  Vice    President,
                        General  Manager for  a division of Carter-Wallace, Inc.
                        Prior  to  that,  he  held  key  marketing and technical
                        positions  with  Becton,  Dickinson  and   Company   and
                        Organon, Inc.
--------------------------------------------------------------------------------
Gary P. Kreider, Esq.   Gary  P.  Kreider  has  been  a  Senior  Partner  of the
Age 61                  Cincinnati  law  firm  of  Keating,  Muething & Klekamp,
Director since 1991     P.L.L., counsel  to the  Company since 1975.  He is also
                        an  Adjunct  Professor  of  Law  in  securities  at  the
                        University of Cincinnati College of Law.
--------------------------------------------------------------------------------
William J. Motto        William J. Motto has more than 25 years of experience in
Age 58                  the pharmaceutical and diagnostics  products industries,
Director since 1977     is a founder of the Company and has been Chairman of the
                        Board since 1977.  Before forming the Company, Mr. Motto
                        served  in  various capacities for Wampole Laboratories,
                        Inc., Marion Laboratories, Inc.  and Analytab  Products,
                        Inc., a division of American Home Products Corp.
--------------------------------------------------------------------------------

Robert J. Ready       Robert J. Ready serves as Chairman of the Audit Committee.
Age 59                In  1976,  Mr.  Ready  founded  LSI  Industries,     Inc.,
Director since 1986   Cincinnati,  Ohio,   which   engineers,  manufactures  and
                      markets   commercial/industrial  lighting   and   graphics
                      products,  and has served as its President and Chairman of its Board of Directors since that time.
--------------------------------------------------------------------------------


                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
                           (Item 2 on the Proxy Card)

Although not required, the Board is seeking shareholder ratification of its selection of Arthur Andersen LLP as the Company's independent public accountants for fiscal 2000. An affirmative vote of a majority of shares voting at the meeting is required for ratification. If ratification is not obtained, the Board intends to continue the employment of Arthur Andersen LLP at least through fiscal 2000. Representatives of Arthur Andersen LLP are expected to be present at the Shareholders' Meeting and will be given an opportunity to comment, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

DIRECTOR COMPENSATION

Non-employee directors of Meridian receive $12,000 per year for serving as a director and as members of committees of the Board. They also receive $1,000 for each director or committee meeting attended, except if a committee meeting occurs on the same day as a directors' meeting and then the committee meeting fee is $800. They receive $500 for each director or committee meeting held by telephone. Committee chairmen receive an additional $500 for each committee meeting held. Each non-employee director is also granted a non-qualified option to purchase 2,317 shares of Common Stock at the time of election or re-election to the Board of Directors, with the exercise price being the closing sale price reported immediately prior to the date of grant. Directors who are employees of Meridian are not separately compensated for serving as directors.

BOARD COMMITTEES

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board. The Board of Directors does not have a nominating committee or executive committee.

The Audit Committee is responsible for reviewing the Company's internal accounting operations. It also recommends the employment of independent accountants and reviews the relationship between the Company and its outside accountants.

Committee members: Messrs. Buzard, Kreider and
Ready (Chairman).

Meetings last year: 4
Actions in writing last year: 0

The Compensation Committee is responsible for establishing compensation for management and administering the Company's stock option plans.

Committee members: Messrs. Buzard (Chairman),
Kreider and Ready.

Meetings last year: 3
Actions in writing last year: 4

COMPENSATION COMMITTEE REPORT ON EXECUTIVE
COMPENSATION
Report of the Compensation Committee

The Compensation Committee is charged with establishing compensation for executive officers through the establishment of salaries and bonus plans as well as making bonus awards and awarding stock options.

At a meeting held September 17, 1998, the Committee set salaries for executive officers for fiscal 1999. In establishing these salaries, the Committee reviewed background information showing the fiscal 1998 compensation for Meridian's executives, along with comparisons of certain peer companies as well as comparisons with the instruments and biomedical equipment and supply group. This process allowed increases to be tied more to the executives' responsibilities, development and contributions to Meridian's operations. The salary of the Chief Executive Officer, Mr. Motto, was determined in the same manner.

At a meeting held November 17, 1999, the Committee reviewed the bonus plan adopted for fiscal 1999 and confirmed the award of bonuses pursuant to the plan since the earnings targets set in the plan were achieved. The Committee also awarded special bonuses of $25,000 each to Messrs. Blain, Eberly, Kraeutler and Motto reflecting their extraordinary efforts in the acquisition of Gull Laboratories. The Committee also established a bonus plan for fiscal 2000. This plan calls for the award of bonuses if designated net earnings levels are met. The amount of each bonus is determined by multiplying base compensation by percentages keyed to earnings levels, and then applying a personal achievement multiplier to that result. The methodology of this plan is the same as employed in the past several years. At other meetings during fiscal 1999, the Committee awarded options from the Company's previously approved Stock Option Plan reflecting its view of the importance of particular executives to the Company's future performance.

                                             Compensation Committee of
                                             the Board of Directors



                                             James A. Buzard, Chairman
                                             Gary P. Kreider
                                             Robert J. Ready

                              PRINCIPAL SHAREHOLDER

The following person is the only shareholder known by the Company to own beneficially 5% or more of its outstanding Common Stock as of December 3, 1999:


                               Amount and Nature of            Percent
Name of Beneficial Owner       Beneficial Ownership           of Class
------------------------       --------------------           --------
William J. Motto                    4,634,936                    31.7%

The business address of Mr. Motto is 3471 River Hills Drive, Cincinnati, Ohio 45244.

Mr. Motto is a party to an agreement with Jerry L. Ruyan and Meridian pursuant to which he must offer his shares for sale to Meridian, and if it declines to purchase, to Mr. Ruyan, based on the current market price, if he desires to sell more than 1% of Meridian's Common Stock in any three-month period.

The shares of Common Stock reported as beneficially owned by Mr. Motto include 706,399 shares held by his three children as trustees of various trusts, 51,646 shares held by the William J. Motto Family Charitable Remainder Unitrust and 13,300 shares subject to options exercisable within 60 days.

DIRECTORS AND EXECUTIVE OFFICERS

This table lists the executive officers and directors of Meridian and shows how much common stock each owned on December 3, 1999.

                                                                                   Common Stock
                                                                                Beneficially Owned
                                                                             -------------------------
        Name and Age                        Position                           Amount1      Percentage
        ------------                        --------                         ---------      ----------
William J. Motto              Chairman of the Board of Directors,            4,634,9362        31.7%
58                            Chief Executive Officer
John A. Kraeutler             President, Chief Operating Officer                155,325           *
51                            and Director
Gerard Blain3                 Executive Vice President, Chief                    48,645           *
59                            Financial Officer and Secretary
Antonio A. Interno4           Senior Vice President                             365,885         2.5%
49
Richard L. Eberly5            Vice President, Sales and Marketing                13,050           *
38
Kenneth J. Kozak6             Vice President, Research and                        1,072           *
45                            Development
James A. Buzard, Ph.D.7       Director                                           21,759           *
72
Gary P. Kreider7              Director                                          37,2618           *
61
Robert J. Ready7              Director                                           24,464           *
59
                                                                              ---------
All Executive Officers and                                                    5,302,397         35.5%
Directors as a Group


1. Includes options exercisable within 60 days from Mr. Motto of 13,300 shares, Mr. Kraeutler of 150,973 shares, Mr. Blain of 46,210 shares, Mr. Interno of 51,866 shares, Mr. Eberly of 12,750 shares, Mr. Buzard of 20,507 shares, Mr. Kreider of 13,904 shares, Mr. Ready of 23,014 shares and Mr. Kozak of 1,072 shares.
2. See description of Common Stock ownership contained under "Principal Shareholder."
3. Gerard Blain joined the Company as Vice President and Chief Financial Officer on March 1, 1994. He was elected Secretary in April 1996. Prior to joining the Company, Mr. Blain was Vice President and Controller of Marion Merrell Dow, Inc. Mr. Blain had been with Marion Merrell Dow, Inc. and its predecessor companies since 1966. Mr. Blain also holds Meridian debentures convertible into 621 shares.
4. Antonio A. Interno was appointed as a Vice President in August 1991 and appointed a Senior Vice President in September 1997. He has been Managing Director of the Company's European subsidiary, Meridian Diagnostics Europe since February 1990. Prior to that time, he was the marketing manager for Diagnostics International Distribution SPA, a major Italian diagnostics distributor.
5. Richard L. Eberly was appointed Vice President of Sales and Marketing on January 10, 1997. He has over 12 years of experience in the medical diagnostic industry and joined the Company in January 1995. Prior to his appointment to Vice President of Sales and Marketing, Mr. Eberly served as the Director of Sales for the Company. Before joining Meridian he held key sales and marketing positions at Abbott Diagnostics.
6. Kenneth J. Kozak joined the Company in October 1987 and was appointed Vice President, Research and Development, on May 17, 1999. Prior to this appointment, Mr. Kozak served as Director of Product Development for the Company. Before joining Meridian, Mr. Kozak held a variety of positions at the University of Cincinnati College of Medicine.
7.       Audit Committee Member and Compensation Committee Member.
8. Includes 145 shares held directly by his wife and 9,564 shares held by trusts of which Mr. Kreider is trustee and a beneficiary. Mr. Kreider also holds Meridian debentures convertible into 1,491 shares.

* Less than one percent.


SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership. Based on a review of the copies of such forms received by it, the Company believes that during the last fiscal year, all of its executive officers, directors and ten percent stockholders complied with the
Section 16 reporting requirements. COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Gary P. Kreider, who is a member of the Compensation Committee, is a senior partner of Keating, Muething & Klekamp, P.L.L., Cincinnati, Ohio, a law firm that provided legal services to Meridian in fiscal 1999.


                           SUMMARY COMPENSATION TABLE


                                            Annual Compensation
                         -------------------------------------------------------
                                                       Securities
Name and                                              Underlying     All Other
Principal Position      Year     Salary      Bonus     Options     Compensation1
---------------------   ----   ---------  ---------   ----------   -------------

William J. Motto        1999   $ 355,000  $ 144,813         -       $ 24,313
Chairman of the Board   1998     338,000          -         -         29,312
of Directors, Chief     1997     325,000          -         -         20,908
Executive Office

John A. Kraeutler       1999   $ 257,000  $ 111,738    50,000       $ 17,010
President, Chief        1998     245,000          -    50,000         15,635
Operating Officer       1997     235,000          -         -         11,463

Gerard Blain            1999   $ 185,000    $87,438    10,000        $14,113
Executive Vice          1998     162,000          -    50,000         23,918
President, Chief        1997     147,000          -         -         13,015
Financial Officer
and Secretary

Antonio A. Interno      1999   $ 210,000    $59,527         -         $    0
Vice President          1998     200,000          -     7,000              0
                        1997     190,700          -         -              0

Richard L. Eberly       1999   $ 116,000    $64,150     7,500       $ 18,362
Vice President, Sales   1998     110,000      9,400    10,500          9,719
                        1997     100,000          -     9,100          4,503


1 Amounts accrued under the Company's Savings and Investment Plan. Also includes certain education related expenses, professional fees and car allowances, as well as premiums paid under the Company's Split-Dollar Insurance Program. The Company maintains a Split-Dollar Insurance Program for selected individuals. Under this Program, the Company has purchased insurance policies on the lives of Mr. Motto, Mr. Kraeutler, Mr. Eberly and Mr. Blain. These individuals are responsible for a portion of the premiums and the Company pays the remainder. Upon the death of any of these individuals, the Company will receive that portion of the benefits paid that equals the premiums paid by the Company on the respective policy. The beneficiary named by the decedent will receive the remainder of the death benefits. The premiums paid to the insurer under these policies for the fiscal years ended September 1999, 1998 and 1997 were $10,411, $15,033, and $16,166, respectively, for Mr. Motto; $7,058, $5,791 and $6,822, respectively, for Mr. Kraeutler; $755, $596 and $773, respectively, for Mr. Eberly; $0, $10,385 and $8,422, respectively, for Mr. Blain.

     Todd Motto, the adult son of William J. Motto, is the Director of Business Development at Meridian Diagnostics, Inc. Todd Motto received $84,835 in compensation for fiscal 1999.



                        OPTION GRANTS IN LAST FISCAL YEAR


                                   % of Total
                     Number of       Options                                   Potential Realized Value
                     Securities     Granted to                                      at Assumed Annual
                     Underlying     Employees                                  Rates of Price Appreciation
                       Options      in Fiscal    Exercise Price  Expiration       for Option Term
    Name               Granted         1999      ($/Per Share)      Date         5%            10%
-----------------    ---------     -----------   --------------  ----------   --------       --------
John A. Kraeutler      50,000         38.2%          $6.750       10/29/08    $549,752       $875,388
Gerard Blain           10,000          7.6%          $6.750       10/29/08    $109,950       $175,078
Richard L. Eberly       7,500          5.7%          $6.440        4/19/09    $ 78,676       $125,278




          FISCAL 1999 OPTION EXERCISESAND FISCAL YEAR-END OPTION VALUES



                                                 Number of Securities       Value of Unexercised
                                                Underlying Unexercised     In-the-Money Options at
                         Shares                     Options at FY-End                FY-End
                        Acquired      Value    -------------------------   -------------------------
          Name         on Exercise  Realized   Exercisable/Unexercisable   Exercisable/Unexercisable
          ----         -----------  --------   -------------------------   -------------------------
William J.  Motto        38,625      $96,261         13,300 /  6,700                $0 / $0
John A.  Kraeutler          -           -           150,973 / 51,100          $319,584 / $46,875
Gerard Blain                -           -            46,210 / 45,000           $35,855 / $10,938
Antonio A.  Interno         -           -           206,568 /  5,250        $1,156,215 / $0
Richard L. Eberly           -           -            12,750 / 15,775            $1,969 / $11,700



                               PERFORMANCE GRAPH

     The following graph shows the yearly percentage change in Meridian's cumulative total shareholder return on its Common Stock as measured by dividing the sum of (A) the cumulative amount of dividends, assuming dividend reinvestment during the periods presented and (B) the difference between Meridian's share price at the end and the beginning of the periods presented; by the share price at the beginning of the periods presented with the Wilshire 5000 Equity Index, a New Peer Group Index and an Old Peer Group Index. The New Peer Group consists of Biomerica, Inc., Biosite Diagnostics, Inc., Diagnostic Products Corp., Hemagen Diagnostics, Inc., Hycor Biomedical, Inc., Idexx Laboratories Corp., Neogen Corp., Quidel Corp., Sybron International and Trinity Biotech Plc. The Old Peer Group consists of Diagnostic Products Corp., Hycor Biomedical, Inc. and Immucor, Inc.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
        AMONG MERIDIAN DIAGNOSTICS, INC., THE WILSHIRE 5000 EQUITY INDEX,
                     A NEW PEER GROUP AND AN OLD PEER GROUP

                                                  New       Old
                                 Meridian         Peer      Peer        Wilshire
                              Diagnotics, Inc.    Group     Group        5000
                              ----------------    -----     -----       --------

SEP-94                             100             100       100           100
SEP-95                             159             162       163           129
SEP-96                             267             198       155           153
SEP-97                             242             173       128           212
SEP-98                             158             164       115           219
SEP-99                             171             194       121           278

SHAREHOLDER PROPOSALS FOR NEXT YEAR

     The deadline for shareholder proposals to be included in the Proxy Statement for next year's meeting is August 18, 2000.

     The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company's Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2001 Annual Shareholders' Meeting, it must be received prior to November 3, 2000. If there is a change in the anticipated date of next year's annual meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.

QUESTIONS?

     If you have questions or need more information about the annual meeting, write to:

         Gerard Blain, Secretary
         Meridian Diagnostics, Inc.
         3471 River Hills Drive
         Cincinnati, Ohio 45244

         or call us at (513) 271-3700.

     For information about your record holdings call the Fifth Third Bank Shareholder Services at 1-800-837-2755.

                           MERIDIAN DIAGNOSTICS, INC.

               The  undersigned  hereby  appoints  WILLIAM  J.  MOTTO and GERARD
   PROXY       BLAIN, or either of them,  proxies of the undersigned,  each with
    FOR        the power of substitution,  to vote cumulatively or otherwise all
  ANNUAL       shares of Common Stock which the undersigned would be entitled to
  MEETING      vote on the matters  specified below and in their discretion with respect to such other business as may properly come before the Annual Meeting of Shareholders of Meridian Diagnostics, Inc. to be held on January 20, 2000 at 3:00 P.M. Eastern Time at The
               Phoenix, 812 Race Street, Cincinnati, Ohio or any adjournment of such Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

     1.   Authority to elect as directors the five nominees listed below.

          FOR _______                          WITHHOLD AUTHORITY _______

          JAMES A. BUZARD, JOHN A. KRAEUTLER, GARY P. KREIDER, WILLIAM J. MOTTO AND ROBERT J. READY

          WRITE  THE  NAME  OF ANY  NOMINEE(S)  FOR  WHOM  AUTHORITY  TO VOTE IS
          WITHHELD

     2. Ratification of the appointment of Arthur Andersen LLP as independent public accountants for fiscal 2000.

          FOR _______              AGAINST_______                ABSTAIN _______

          THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.


        (This proxy is continued and is to be signed on the reverse side)

                                        Date
                                            ---------------------------, -------


                                        ----------------------------------------


                                        ----------------------------------------

                                        Important:   Please sign exactly as name
                                        appears hereon indicating, where proper,
                                        official  position  or    representative
                                        capacity. In the case of joint holders, all should sign.)


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS